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                                  EXHIBIT 10(o)

         LIST OF EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS



Employment Agreement dated July 30, 1992, between the Company and
Gary W. Krat - Exhibit 10(e) to the Company's 1992 Annual Report on Form 10-K, filed November 30, 1992.

Employment Agreement, dated July 14, 1992, between the Company and Michael L. Fowler - Exhibit 10(f) to the Company's 1992 Annual
Report on Form 10-K, filed November 30, 1992.

1988 Employee Stock Plan - Exhibit B to the Company's and Kaufman and Broad Home Corporation's Notice of and Joint Proxy Statement for Special Meeting of Shareholders held on February 21, 1989, filed January 24, 1989.

Amended and Restated 1978 Employee Stock Option Program - Appendix A to the Company's Notice of 1987 Annual Meeting of Shareholders and Proxy Statement, filed March 24, 1987.

Executive Deferred Compensation Plan - Exhibit 10(l) to the
Company's 1985 Annual Report on Form 10-K, filed
February 27, 1986.

1987 Restricted Stock Plan - Appendix A to the Company's Notice of 1988 Annual Meeting of Shareholders and Proxy Statement, filed
March 22, 1988.

SunAmerica Profit Sharing and Retirement Plan - Exhibit 10(l) to the Company's 1989 Annual Report on Form 10-K, filed
December 20, 1989.

Executive Deferred Compensation Plan dated as of October 1, 1989.

SunAmerica Supplemental Deferral Plan - Exhibit 10(m) to the
Company's 1989 Annual Report on Form 10-K, filed
December 20, 1989.

Five Year Incentive Plan (fiscal years 1989-1993) - Exhibit 10(n) to the Company's 1989 Annual Report on Form 10-K, filed
December 20, 1989.

Long-Term Performance-Based Incentive Plan - Appendix A to the
Company's Notice of 1994 Annual Meeting of Shareholders and Proxy
Statement, filed December 21, 1993.